UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 25, 2017, Alliance MMA, Inc. (the “Company”) entered into an Asset Purchase Agreement pursuant to which it acquired the mixed martial arts (MMA) promotion business of Victory FC, Inc. (“Victory”). The contractual purchase price for the acquisition is $530,000, $180,000 of which will be paid in cash and $350,000 will be paid with 267,891 shares of the Company’s common stock, with a contractual value of $1.31. The contractual value of the common stock issuable as part of the purchase price is derived from the twenty-day trailing average of the closing prices of the Company’s common stock on the Nasdaq Capital Market as of the date immediately prior to September 28, 2017, the date on which the transaction was publicly announced. In connection with the acquisition, Victory will place into escrow 202,066 shares of the Company’s common stock to guarantee the financial performance of the Victory promotion business following the acquisition. In the event that the gross profit of the Victory promotion business is less than $140,000 during the 12-month period following the acquisition, all 202,066 shares will be forfeited by Victory. In addition, Victory will place into a separate escrow 65,825 shares of the Company’s common stock to support the indemnification obligations of Victory under the Asset Purchase Agreement. For accounting purposes, the value of the common stock issuable as part of the purchase price is equal to the fair value of the Company’s common stock on the Nasdaq Capital Market as of the date such common stock was issued, September 28, 2017, at $2.40 per share with an aggregate value of approximately $643,000.

The foregoing description of the acquisition of the assets of Victory is a summary only and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 7.01 REGULATION FD DISCLOSURE

On September 28, 2017, the Company issued a press release announcing the acquisition of the assets of Victory FC, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Asset Purchase Agreement, dated as of September 22, 2017, by and among Victory FC, Inc., Ryan Stoddard, Daniel White and Alliance MMA, Inc.

99.1	Press Release dated September 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ Paul K. Danner, III
Paul K. Danner, III
Chief Executive Officer

Dated: September 29, 2017